SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS4)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-86786             41-1955181
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


                           8400 Normandale Lake Blvd.
                                    Suite 250
                          Minneapolis, Minnesota 55437
                        (Address of Principal (Zip Code)
                               Executive Offices)

     Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.

              The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File Number 1-10777) the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the SEC on May 13, 2002); June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (filed with the SEC on August 14, 2002) and Current Reports on Form 8-K filed with the SEC on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002 as it related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               Item 601 (a) of
               Regulation S-K
Exhibit No.    Exhibit No.        Description

1              23       Consent of KPMG LLP,
                        independent certified public
                        accountants of Ambac Assurance
                        Corporation and subsidiaries with
                        respect to the Residential Asset Mortgage Products, Inc.
                        Mortgage Asset-Backed Pass-Through Certificates,
                        Series 2002-RS4.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL ASSET MORTGAGE
                                             PRODUCTS, INC.

                                             By:   /s/ Lisa Lundsten
                                             Name: Lisa Lundsten
                                             Title:Vice President

Dated: August 23, 2002

                                     EXHIBIT INDEX

               Item 601 (a) of                                   Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.          Description                  Page

1                     23     Independent Auditors' Consent

                                    EXHIBIT I

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-86786) of Residential Asset Mortgage Products, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated August 23, 2002, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.




New York, New York
August 23, 2002